Exhibit 99.1

November 3, 2025

NOTICE OF REDEMPTION OF WARRANTS (CUSIP 20459V113)

Dear Warrant Holder,

CompoSecure, Inc. (f/k/a Roman DBDR Tech Acquisition Corp.) (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City time on December 3, 2025 (the “Redemption Date”), all of the Company’s outstanding public warrants (the “Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), that were issued under the Warrant Agreement, dated November 5, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), with a redemption price of $0.01 per Warrant (the “Redemption Price”). Each Warrant entitles the holder thereof to purchase one share of Common Stock for a purchase price of $7.97 per share (as adjusted from $11.50 per share following the Company’s spin-off of Resolute Holdings Management, Inc. (the “Spin-Off”), which was completed on February 28, 2025), subject to certain adjustments. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.” The Warrants trade on the Nasdaq Global Market under the symbol “CMPOW”. On October 31, 2025, the closing price of the Common Stock was $19.86.

Additionally, at 5:00 p.m. New York City time on the Redemption Date, the Warrants will cease trading on the Nasdaq Global Market.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Warrant holders to exercise their Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Warrants will have no rights with respect to those warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Warrants. Please note that the act of exercising is VOLUNTARY, meaning that a holder of Warrants must instruct its broker to submit its Warrants for exercise.

The Company is exercising this right to redeem the Warrants pursuant to Section 6 of the Warrant Agreement. Pursuant to Section 6.1 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Warrants if the last sales price of the Common Stock equals or exceeds $14.47 per share (as adjusted from $18.00 per share following the Spin-Off) on each of 20 trading days within any 30 trading-day period ending on the third trading day prior to the date on which a notice of redemption is given. The last sales price of the Common Stock has been at least $14.47 per share on each of 20 trading days within the 30 trading-day period ending on October 29, 2025 (which is the third trading day prior to the date of this redemption notice).

EXERCISE PROCEDURE

Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Warrants to purchase Common Stock. Each Warrant entitles the holder thereof to purchase one share of Common Stock at a cash price of $7.97 per Warrant exercised (the “Exercise Price”). In accordance with Section 3.3.1(b) of the Warrant Agreement, the Company’s board of directors has elected to require that, following delivery of this notice of redemption, all Warrants be exercised only on a cashless basis.

As a result of the board of directors having made this election, holders may no longer exercise Warrants in exchange for payment in cash of the Exercise Price. Instead, a holder exercising a Warrant will be deemed to pay the per warrant Exercise Price by the surrender of 0.397903 of a share of Common Stock that such holder would have been entitled to receive upon a cash exercise of each Warrant. Accordingly, by virtue of the cashless exercise of the Warrants, exercising warrant holders will receive 0.602097 of a share of Common Stock for each Warrant surrendered for exercise.

The number of shares that each exercising warrant holder will receive by virtue of the cashless exercise was calculated in accordance with Section 3.3.1(b) of the Warrant Agreement and will be equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants being exercised, multiplied by the difference between $7.97 and $20.03, the average last sale price of the Common Stock for the ten trading days ending on October 29, 2025, the third trading day prior to the date of this notice (the “Fair Market Value”), by (y) the Fair Market Value. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

Those who hold their Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Warrants because the process to exercise is voluntary.

Persons who are holders of record of their Warrants may exercise their Warrants by sending a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Warrants being exercised, to the Warrant Agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor
New York, NY 10004
Attention: Reorganization Department
Telephone: (917) 262-2378

The method of delivery of the Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The fully and properly completed Election to Purchase must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver a fully and properly completed Election to Purchase before such time will result in such holder’s Warrants being redeemed and not exercised.

WARRANTS HELD IN STREET NAME

For holders of Warrants who hold their warrants in “street name,” provided that a Notice of Guaranteed Delivery is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date, broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City time on December 1, 2025, to deliver the Warrants to the Warrant Agent. Any such Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed will be deemed to have been delivered for redemption (at $0.01 per Warrant), and not for exercise.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their Warrants in “street name” should contact their broker to determine their broker’s procedure for redeeming their Warrants.

*****

Any questions you may have about redemption and exercising your Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.

Sincerely,

CompoSecure, Inc.

/s/ Steven J. Feder
Steven J. Feder
General Counsel & Corporate Secretary

[Signature page to the Notice of Redemption]

Annex A

COMPOSECURE, INC.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ______________ shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of CompoSecure, Inc. (f/k/a Roman DBDR Tech Acquisition Corp.) (the “Company”) in the amount of $______________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of ______________, whose address is _________________________ and that such shares of Common Stock be delivered to whose address is _________________________. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of ______________, whose address is _________________________, and that such Warrant Certificate be delivered to ______________, whose address is _________________________.

In the event that the Warrant has been called for redemption by the Company pursuant to Section 6.1 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 6.3 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) and Section 6.3 of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless” basis pursuant to Section 7.4 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of shares of Common Stock that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive shares of Common Stock. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of  ______________, whose address is _________________________, and that such Warrant Certificate be delivered to ______________, whose address is  _________________________.

[Signature Page Follows]

Date of Exercise:                    , 2025 (Date Notice and warrants are delivered to Warrant Agent)

(Name)

(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).